[TRAINER, WORTHAM & CO. LOGO]

         "Time is the most important tool of the intelligent investor."

                      Since markets always go to extremes;
                       "only buy something that you'd be
                         perfectly happy to hold if the
                                     market
                            shut down for 10 years!"
                                 Warren Buffett

[PORTFOLIO NEWS GRAPHIC LOGO]

Dear Fellow and Future Shareholders:

Once again stock selection won out over the market in 1998! Our increased weightings in the technology and telecommunications sectors in the third quarter added handsomely to our returns for the year and continue to increase portfolio values as we begin 1999.

We continue to believe in the diversified growth strategy and philosophy and find it interesting that the market is ignoring the future growth potential for the pharmaceutical, broadcasting entertainment and the financial sectors. We continue to take advantage of these opportunities by adding to these positions in our portfolios. We believe our positions in Solectron Corp. (6.65%) and Federal-Mogul (3.55%), representing the manufacturing sector, have the potential to double their earnings per share this year. The increased growth in earnings will be driven by cost cutting as a result of implementing technological changes in the production cycle.

                                                      [MARKET NEWS GRAPHIC LOGO]

We look for 1999 to be another strong year for the markets; driven by very positive supply and demand dynamics. Lower interest rates have allowed increased liquidity to flow into equities at a time when companies continue to buy back their shares and merger and acquisition activity shrinks the equity base.

Not all markets around the world are following the United States. However, outside of Latin American a more positive trend is developing. Any trouble spots for our market will probably stem from outside our borders so the Latin American situation warrants some degree of caution. We are always mindful of what John Maynard Keynes said about the stock market - "The Critical issue is not the business cycle but rather the psychological cycle."

The American public continues to take advantage of the opportunities that are creating wealth in this long-term, strong market environment. We see a constant flow of new dollars going into the markets that support Corporate America and its products & services. Sentiment is positive, rates are low, inflation is not an issue and earning power is increasing. Wealth creation will continue as growth is being recognized in most areas of corporate America.

Respectively,

/s/ DAVID P. COMO

David P. Como, President

TRAINER, WORTHAM FIRST MUTUAL FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                            DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                             MARKET
SHARES                                                                        VALUE
-------                                                                    -----------
           COMMON STOCKS - 107.75%
           COMPUTER SOFTWARE & SERVICES - 11.45%
 30,000    America Online, Inc.*.......................................    $ 4,800,000
                                                                           -----------
           DIVERSIFIED OPERATIONS - 3.55%
 25,000    Federal-Mogul Corp. ........................................      1,487,500
                                                                           -----------
           FINANCIAL - 14.06%
 35,000    Citigroup, Inc. ............................................      1,732,500
 31,000    Federal National Mortgage Association.......................      2,294,000
 34,000    Hartford Financial Services Group, Inc. ....................      1,865,750
                                                                           -----------
                                                                             5,892,250
                                                                           -----------
           MEDIA - RADIO/TV - 20.17%
 37,000    Clear Channel Communications, Inc.*.........................      2,016,500
 20,000    General Electric Co. .......................................      2,041,250
 43,900    Infinity Broadcasting Corp. - Class A*......................      1,201,763
 32,850    MediaOne Group, Inc.*.......................................      1,543,950
 55,000    The Walt Disney Co. ........................................      1,650,000
                                                                           -----------
                                                                             8,453,463
                                                                           -----------
           MEDICAL - PHARMACEUTICAL - 18.78%
 22,400    Amgen, Inc.*................................................      2,342,200
 24,500    Johnson & Johnson...........................................      2,054,937
 15,000    Lilly (Eli) & Co. ..........................................      1,333,125
 14,500    Merck & Co., Inc. ..........................................      2,141,469
                                                                           -----------
                                                                             7,871,731
                                                                           -----------
           OIL & GAS - EXPLORATION & PRODUCTION - 2.62%
 15,000    Exxon Corporation...........................................      1,096,875
                                                                           -----------
           TECHNOLOGY & COMPUTERS - 20.34%
 15,000    Cisco Systems, Inc.*........................................      1,392,188
 40,000    Compaq Computer Corporation.................................      1,677,500
 22,500    Intel Corp. ................................................      2,667,656
 30,000    Solectron Corp.*............................................      2,788,125
                                                                           -----------
                                                                             8,525,469
                                                                           -----------
           TELECOMMUNICATIONS EQUIPMENT - 16.78%
 30,000    Ascend Communications, Inc.*................................      1,972,500
 22,000    Lucent Technologies, Inc. ..................................      2,420,000
 36,804    MCI WorldCom, Inc.*.........................................      2,640,687
                                                                           -----------
                                                                             7,033,187
                                                                           -----------
           TOTAL COMMON STOCKS (COST $30,139,795)......................     45,160,475
                                                                           -----------

TRAINER, WORTHAM FIRST MUTUAL FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                            DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                             MARKET
SHARES                                                                        VALUE
-------                                                                    -----------
           SHORT TERM INVESTMENTS - 0.53%
224,421    UMB Bank, Money Market Fiduciary, 3.413%
           (Cost $224,421).............................................    $   224,421
                                                                           -----------
           TOTAL INVESTMENTS (COST $30,364,216**) - 108.28%............     45,384,896
           OTHER LIABILITIES LESS OTHER ASSETS - (8.28)%...............     (3,471,691)
                                                                           -----------
           NET ASSETS - 100.00%........................................    $41,913,205
                                                                           ===========
*  Non-income producing security
** Cost for Federal income tax purposes is $30,364,216 and net unrealized appreciation consists of:
           Gross unrealized appreciation...............................    $15,358,711
           Gross unrealized depreciation...............................       (338,031)
                                                                           -----------
           Net unrealized appreciation.................................    $15,020,680
                                                                           ===========

The notes to financial statements are an integral part of these statements.

TRAINER, WORTHAM TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                            DECEMBER 31, 1998
--------------------------------------------------------------------------------

PRINCIPAL                                                                      MARKET
 AMOUNT                                                                         VALUE
---------                                                                    -----------
             FIXED INCOME SECURITIES - 93.36%
             U.S. GOVERNMENT TREASURY - 30.07%
$ 50,000     U.S. Treasury Notes, 8.000%, 08/15/99.......................    $    51,008
  50,000     U.S. Treasury Notes, 7.750%, 11/30/99.......................         51,376
 800,000     U.S. Treasury Notes, 6.375%, 09/30/01.......................        835,630
 900,000     U.S. Treasury Notes, 7.500%, 11/15/01.......................        968,918
 650,000     U.S. Treasury Notes, 6.375%, 08/15/02.......................        686,424
 400,000     U.S. Treasury Notes, 5.500%, 05/31/03.......................        413,059
 650,000     U.S. Treasury Notes, 7.250%, 05/15/04.......................        728,357
 300,000     U.S. Treasury Notes, 7.250%, 08/15/22.......................        373,082
                                                                             -----------
             TOTAL U.S. GOVERNMENT TREASURY (COST $3,996,065)............      4,107,854
                                                                             -----------
             U.S. GOVERNMENT AGENCY - 23.56%
 200,000     Federal Home Loan Bank 4.690%, 10/16/00.....................        198,979
 400,000     Student Loan Marketing Association 4.750%, 12/11/00.........        398,965
 381,249     Federal Home Loan Mortgage Corp. Gold Pool #E65534, 6.500%,
             10/01/11....................................................        387,206
   3,207     Federal National Mortgage Association Pool #041474, 7.500%,
             04/01/17....................................................          3,296
  10,656     Federal Home Loan Mortgage Corp. Pool #141248, 7.500%,
             07/01/17....................................................         11,063
   3,628     Federal National Mortgage Association Pool #134195, 7.500%,
             10/01/21....................................................          3,729
 513,760     Federal Home Loan Mortgage Corp. Gold Pool #D72664, 7.000%,
             07/01/26....................................................        524,196
 168,543     Federal Home Loan Mortgage Corp. Gold Pool #C80442, 7.000%,
             10/01/26....................................................        171,967
 487,886     Government National Mortgage Association Pool #407955,
             6.500%, 10/15/27............................................        493,222
 524,025     Federal National Mortgage Association Pool #251568, 6.500%,
             03/01/28....................................................        527,791
 492,641     Government National Mortgage Association Pool #458485,
             6.500%, 08/15/28............................................        498,029
                                                                             -----------
             TOTAL U.S. GOVERNMENT AGENCY (COST $3,144,880)..............      3,218,443
                                                                             -----------
             CORPORATE BONDS - 39.73%
 150,000     Associates Corp. of North America, 6.740%, 08/13/99.........        151,476
 110,000     General Motors Acceptance Corp., 8.400%, 10/15/99...........        112,600
 160,000     Ford Motor Credit Co., 7.020%, 10/10/00.....................        164,600
 500,000     Cendant Corporation, 7.500%, 12/01/00.......................        503,125
 200,000     Sears Roebuck Acceptance Corp., 5.870%, 01/08/01............        201,500
 150,000     Morgan Stanley Group, Inc., 9.375%, 06/15/01................        163,313
 200,000     WFS Financial Owner Trust, 1997-B A3, 6.300%, 07/20/01......        203,814
 451,258     Olympic Automobile Receivables Trust, 1997-A A3, 6.400%,
             09/15/01....................................................        453,890

TRAINER, WORTHAM TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                            DECEMBER 31, 1998
--------------------------------------------------------------------------------

PRINCIPAL                                                                      MARKET
 AMOUNT                                                                         VALUE
---------                                                                    -----------
$250,000     WFS Financial Owner Trust, 1998-A A3, 5.900%, 05/20/02......    $   252,116
 200,000     Scholastic Corp., 7.000%, 12/15/03..........................        212,500
 500,000     MCI Worldcom Inc., 7.550%, 04/01/04.........................        541,875
 246,429     Province Of Tucuman, 9.450%, 08/01/04 (Note 4)..............        204,536
 250,000     Hydro-Quebec, 6.720%, 03/16/05..............................        262,500
 200,000     Salomon Smith Barney Holdings, Inc., 7.125%, 10/01/06.......        213,750
 100,000     Union Pacific Resources Corp., 7.000%, 10/15/06.............        101,500
 500,000     Sears Roebuck Acceptance Corp., 7.000%, 06/15/07............        539,375
 500,000     Time Warner Inc., 8.180%, 08/15/07..........................        580,000
 500,000     Comp De Desarollo Aeropu, 10.190%, 05/31/11 (Note 4)........        396,250
 200,000     Empresa Nacional Electric, 7.875%, 02/01/27.................        167,457
      57     BA Mortgage Securities, Inc., 1997-2 1A3, 7.400%,
             10/25/27....................................................             56
                                                                             -----------
             TOTAL CORPORATE BONDS (COST $5,579,398).....................      5,426,233
                                                                             -----------
             TOTAL FIXED INCOME SECURITIES (COST $12,720,343)............     12,752,530
                                                                             -----------

 SHARES
--------
            SHORT TERM INVESTMENTS - 7.82%
1,068,149   UMB Bank, Money Market Fiduciary, 3.413% (Cost $1,068,149)..      1,068,149
                                                                            -----------
            TOTAL INVESTMENTS (COST $13,788,492**) - 101.18%............     13,820,679
            OTHER LIABILITIES LESS OTHER ASSETS - (1.18%)...............       (160,638)
                                                                            -----------
            NET ASSETS - 100.00%........................................    $13,660,041
                                                                            ===========
** Cost for Federal income tax purposes is $13,788,492 and net unrealized appreciation consists of:
            Gross unrealized appreciation...............................    $   267,318
            Gross unrealized depreciation...............................       (235,131)
                                                                            -----------
            Net unrealized appreciation.................................    $    32,187
                                                                            ===========

The notes to financial statements are an integral part of these statements.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                 FIRST       TOTAL RETURN
                                                                MUTUAL           BOND
                                                              -----------    ------------
ASSETS
  Investments in securities at market value (identified cost
    $30,364,216 and $13,788,492 respectively)
    (Notes 1 and 4).........................................  $45,384,896    $13,820,679
  Cash......................................................            0          2,689
  Receivables:
    Capital stock sold......................................        1,000              0
    Dividends and interest..................................       24,190        142,635
  Reimbursement due from Advisor............................            0          2,050
  Deferred organizational costs (Note 1)....................            0          6,612
                                                              -----------    -----------
    TOTAL ASSETS............................................   45,410,086     13,974,665
                                                              -----------    -----------
LIABILITIES
  Payables:
    Capital stock redeemed..................................       21,593              0
    Distributions payable...................................    3,440,903        313,704
  Accrued expenses..........................................       34,385            920
                                                              -----------    -----------
    TOTAL LIABILITIES.......................................    3,496,881        314,624
                                                              -----------    -----------
NET ASSETS
  (applicable to outstanding shares of 3,016,483 and
    1,334,342 respectively; unlimited shares of $0.001 par
    value authorized).......................................  $41,913,205    $13,660,041
                                                              ===========    ===========
  Net asset value, offering and redemption price per
    share...................................................  $     13.89    $     10.24
                                                              ===========    ===========
SOURCE OF NET ASSETS
  Paid-in capital...........................................  $26,118,179    $13,546,263
  Undistributed net investment loss.........................     (162,989)        (2,197)
  Accumulated net realized gain on investments..............      937,335         83,788
  Net unrealized appreciation of investments................   15,020,680         32,187
                                                              -----------    -----------
    NET ASSETS..............................................  $41,913,205    $13,660,041
                                                              ===========    ===========

The notes to financial statements are an integral part of these statements.

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                             TOTAL
                                                                FIRST        RETURN
                                                                MUTUAL        BOND
                                                              ----------    --------
INVESTMENT INCOME
  Dividends.................................................  $  145,173    $      0
  Interest..................................................       7,465     394,588
  Other Income..............................................       1,999           0
                                                              ----------    --------
    TOTAL INCOME............................................     154,637     394,588
                                                              ----------    --------
EXPENSES
  Advisory fees (Note 3)....................................     142,782      28,818
  Distribution expense (Note 3).............................      47,594           0
  Administrator expense.....................................      30,020       8,728
  Transfer agent fees.......................................      17,638      12,568
  Bookkeeping and pricing...................................      18,147      15,273
  Insurance expense.........................................       6,051       1,751
  Custodian fees............................................       5,636       4,263
  Legal expense.............................................       4,569       1,512
  Registration expense......................................      10,586       8,571
  Organizational expense (Note 1)...........................           0       1,209
  Independent accountants...................................       6,178       2,732
  Other.....................................................      12,602       3,781
  Trustees' fees and expenses...............................      11,594       1,110
  Reports to shareholders...................................       4,229       1,008
                                                              ----------    --------
    TOTAL EXPENSES..........................................     317,626      91,324
    Expenses waived and reimbursed (Note 3).................           0     (14,476)
                                                              ----------    --------
    NET EXPENSES............................................     317,626      76,848
                                                              ----------    --------
    NET INVESTMENT INCOME (LOSS)............................    (162,989)    317,740
                                                              ----------    --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from security transactions..............     937,293     189,363
  Net change in unrealized appreciation (depreciation) of
    investments.............................................   6,933,783     (89,865)
                                                              ----------    --------
  Net realized and unrealized gain on investments...........   7,871,076      99,498
                                                              ----------    --------
  Net increase in net assets resulting from operations......  $7,708,087    $417,238
                                                              ==========    ========

The notes to financial statements are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              FIRST MUTUAL              TOTAL RETURN BOND
                                       --------------------------   --------------------------
                                        SIX MONTHS                   SIX MONTHS
                                          ENDED          YEAR          ENDED         PERIOD
                                       DECEMBER 31,      ENDED      DECEMBER 31,      ENDED
                                           1998        JUNE 30,         1998        JUNE 30,
                                       (UNAUDITED)       1998       (UNAUDITED)       1998
                                       ------------   -----------   ------------   -----------
OPERATIONS

  Net investment income (loss).......  $  (162,989)   $  (208,369)  $   317,740    $   538,669
  Net realized gain on investments...      937,293      4,703,647       189,363        134,091
  Net change in unrealized
    appreciation (depreciation) of
    investments......................    6,933,783      3,903,311       (89,865)        71,363
                                       -----------    -----------   -----------    -----------
  Net increase in net assets
    resulting from operations........    7,708,087      8,398,589       417,238        744,123
                                       -----------    -----------   -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from net investment
    income...........................            0              0      (321,584)      (550,088)
  Distributions from realized gains
    on investments...................   (3,440,903)    (6,718,173)     (149,580)       (70,764)
  Distributions in excess of realized
    gains on investments.............            0              0             0              0
                                       -----------    -----------   -----------    -----------
    Total distributions..............   (3,440,903)    (6,718,173)     (471,164)      (620,852)
                                       -----------    -----------   -----------    -----------
CAPITAL SHARE TRANSACTIONS
  Receipt from shares sold...........      490,472      6,953,881     2,336,555      4,528,818
  Receipt from shares issued on
    reinvestment of distributions....            0      6,279,709       151,665        585,608
  Shares redeemed....................   (2,055,049)    (9,352,149)     (750,183)    (1,741,170)
                                       -----------    -----------   -----------    -----------
  Net increase in net assets
    resulting from capital share
    transactions(a)..................   (1,564,577)     3,881,441     1,738,037      3,373,256
                                       -----------    -----------   -----------    -----------
    Total increase in net assets.....    2,702,607      5,561,857     1,684,111      3,496,527
NET ASSETS
  Beginning of period................   39,210,598     33,648,741    11,975,930      8,479,403
                                       -----------    -----------   -----------    -----------
  End of period......................  $41,913,205    $39,210,598   $13,660,041    $11,975,930
                                       ===========    ===========   ===========    ===========
  (a) Transactions in capital stock
    were:
      Shares sold....................       42,034        576,681       224,099        439,159
      Shares issued on reinvestment
         of distributions............            0        600,355        14,514         57,284
      Shares redeemed................     (169,151)      (757,177)      (72,476)      (169,442)
                                       -----------    -----------   -----------    -----------
      Net increase...................     (127,117)       419,859       166,137        327,001
      Beginning balance..............    3,143,600      2,723,741     1,168,205        841,204
                                       -----------    -----------   -----------    -----------
      Ending balance.................    3,016,483      3,143,600     1,334,342      1,168,205
                                       ===========    ===========   ===========    ===========

The notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                        FIRST MUTUAL
                               --------------------------------------------------------------
                                SIX MONTHS
                                  ENDED
                               DECEMBER 31,                YEARS ENDED JUNE 30,
                                   1998       -----------------------------------------------
                               (UNAUDITED)     1998      1997      1996      1995      1994
                               ------------   -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................      $12.47      $12.35    $13.81    $10.03     $8.21     $9.29
                                 -------      -------   -------   -------   -------   -------
  INCOME FROM INVESTMENT
 ----------------------------
    OPERATIONS
    ---------------
  Net investment loss........      (0.05)       (0.07)    (0.11)    (0.09)    (0.09)    (0.09)
  Net gains (losses) on
    securities (both realized
    and unrealized)..........       2.61         2.72      0.95      4.79      2.10     (0.13)
                                 -------      -------   -------   -------   -------   -------
    Total from investment
      operations.............       2.56         2.65      0.84      4.70      2.01     (0.22)
                                 -------      -------   -------   -------   -------   -------
  LESS DISTRIBUTIONS
  ---------------------
  Dividends from net
    investment income........       0.00         0.00      0.00      0.00      0.00      0.00
  Distributions from capital
    gains....................      (1.14)       (2.53)    (2.30)    (0.92)    (0.19)    (0.86)
                                 -------      -------   -------   -------   -------   -------
    Total distributions......      (1.14)       (2.53)    (2.30)    (0.92)    (0.19)    (0.86)
                                 -------      -------   -------   -------   -------   -------
NET ASSET VALUE, END OF
  PERIOD.....................     $13.89       $12.47    $12.35    $13.81    $10.03     $8.21
                                 =======      =======   =======   =======   =======   =======
TOTAL RETURN.................     34.20%+      25.40%     7.67%    49.12%    25.04%    (3.91%)
RATIOS/SUPPLEMENTAL DATA
----------------------------
  Net assets, end of period
    (in 000's)...............    $41,913      $39,211   $33,649   $32,147   $20,281   $21,446
  Ratio of expenses to
    average net assets.......      1.67%*       1.66%     1.87%     1.74%     2.16%     1.97%
  Ratio of net investment
    loss to average net
    assets...................     (0.86%)*     (0.56%)   (0.96%)   (0.82%)   (0.77%)   (0.97%)
  Portfolio turnover rate....        34%+         81%      109%      107%      198%      178%

-------------------------------------------
* Annualized.
+ Not annualized.

The notes to financial statements are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                               TOTAL RETURN BOND
                                                      ------------------------------------
                                                       SIX MONTHS
                                                         ENDED          YEAR       PERIOD
                                                      DECEMBER 31,     ENDED       ENDED
                                                          1998        JUNE 30,    JUNE 30,
                                                      (UNAUDITED)       1998      1997(1)
                                                      ------------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD................      $10.25       $10.08      $10.00
                                                        -------       -------      ------
  INCOME FROM INVESTMENT OPERATIONS
  ----------------------------------------
  Net investment income.............................       0.25          0.52        0.41
  Net gains on securities (both realized and
    unrealized).....................................       0.11          0.25        0.08
                                                        -------       -------      ------
    Total from investment operations................       0.36          0.77        0.49
                                                        -------       -------      ------
  LESS DISTRIBUTIONS
  ---------------------
  Dividends from net investment income..............      (0.26)        (0.53)      (0.40)
  Distributions from capital gains..................      (0.11)        (0.07)       0.00
  Distributions in excess of capital gains..........       0.00          0.00       (0.01)
                                                        -------       -------      ------
    Total distributions.............................      (0.37)        (0.60)      (0.41)
                                                        -------       -------      ------
NET ASSET VALUE, END OF PERIOD......................     $10.24         $10.25      $10.08
                                                        =======       =======      ======
TOTAL RETURN........................................      6.40%+        7.84%       4.90%+
RATIOS/SUPPLEMENTAL DATA
----------------------------
  Net assets, end of period (in 000's)..............    $13,660        $11,976      $8,479
  Ratio of expenses to average net assets
    before reimbursement of expenses by Advisor.....      1.43%*        1.68%       2.01%*
    after reimbursement of expenses by Advisor......      1.20%*        1.20%       0.88%*
  Ratio of net investment income (loss) to average
    net assets before reimbursement of expenses by
    Advisor.........................................      4.73%*        4.86%       4.53%*
    after reimbursement of expenses by Advisor......      4.96%*        5.34%       5.66%*
  Portfolio turnover rate...........................        28%+          83%        112%+

-------------------------------------------
 (1) The Total Return Bond Fund commenced operations on October 1, 1996. + Not annualized.
* Annualized.

The notes to financial statements are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                      DECEMBER 31, 1998
--------------------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Trainer, Wortham First Mutual Funds (the "Trust") is an open-end investment management company which currently offers shares of two series: First Mutual Fund; and Trainer, Wortham Total Return Bond Fund ("Total Return Bond Fund"). Each Series has distinct investment objectives and policies.

First Mutual Fund's primary investment objective is to seek capital appreciation principally through investments in common stock. The Fund may also invest in securities convertible into common stock such as convertible bonds or preferred stock. Its secondary investment objective is to seek income from dividends and interest. The Total Return Bond Fund seeks to maximize total return consistent with preservation of capital. The Fund will invest in U.S. Government and agency securities, investment grade corporate bonds and other fixed-income securities. The Fund will seek to produce conservative, risk adjusted returns.

Due to the inherent risk in any investment program, no Fund can ensure that its investment objectives will be realized. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Unlisted securities, or listed securities in which there were no sales, are valued at the mean of the closing bid and ask prices. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost which approximates market value. All other securities are valued at their fair value as determined in good faith by the Board of Trustees.

B. OTHER.   As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to different treatments for net operating losses and post-October capital losses.

C. NET ASSET VALUE PER SHARE. Net asset value per share of the capital stock of a Fund is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its net assets by the number of Fund shares outstanding. The offering price and redemption price per share is the same as the net asset value per share.

D. FEDERAL INCOME TAXES. It is the policy of each Fund to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, if such qualification is in the best interest of its stockholders, and to make distributions of net investment income and

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                      DECEMBER 31, 1998
--------------------------------------------------------------------------------

capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryovers) sufficient to relieve it from all, or substantially all, Federal income taxes.

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. ORGANIZATIONAL COSTS. Organizational costs for Total Return Bond Fund are being amortized on a straight-line basis over five years, commencing October 1, 1996.

NOTE 2 - PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, other than short-term investments, for the six-month period ended December 31, 1998 are as follows:

                                                               PURCHASES        SALES
                                                              -----------    -----------
First Mutual Fund...........................................  $12,747,438    $13,871,602
Total Return Bond Fund......................................    4,727,967      3,427,644

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES Trainer, Wortham & Co., Inc. (the "Advisor") is the investment advisor for the Trust pursuant to two separate investment advisory agreements (the "Agreements"). Under the terms of the Agreements, the Advisor receives an annual fee, accrued daily and paid monthly, of 0.75% of the average daily net assets of First Mutual Fund and 0.45% of the average daily net assets of the Total Return Bond Fund.

For the six months ended December 31, 1998, the Trust paid the Advisor $142,782 in advisory fees on behalf of First Mutual Fund and $28,818 on behalf of Total Return Bond Fund. For the period October 1, 1996 (commencement of operations) through April 30, 1997, the Advisor voluntarily elected to waive advisory fees and reimburse other operating expenses to the extent necessary to cause total operating expenses not to exceed 0.75% for the Total Return Bond Fund. Effective May 1, 1997, the waiver and reimbursement was reduced on the Total Return Bond Fund to the extent that total operating expenses do not exceed 1.20%. For the six months ended December 31, 1998, the Advisor waived and reimbursed expenses amounting to $14,476 for the Total Return Bond Fund. The Trust has adopted a Distribution Plan (the "Plan"), with respect to First Mutual Fund, pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Fund to pay certain expenses associated with the distribution of its shares. The Plan provides that the Trust will reimburse FPS Broker Services, Inc. (the "Distributor"), the Trust's sole Underwriter and Distributor, for actual distribution and shareholder servicing expenses incurred by the Distributor not exceeding, on an annual basis, 0.25% of the average daily net assets of First Mutual Fund. For the six months ended December 31, 1998, the Trust reimbursed the Distributor $47,594 on behalf of First Mutual Fund for distribution

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                      DECEMBER 31, 1998
--------------------------------------------------------------------------------

costs incurred. Distribution costs incurred by First Mutual include $14,871 paid to an affiliate involved with Marketing and Distribution of the Fund and $12,334 retained by FPS Broker Services, Inc. as compensation for their distribution services.

NOTE 4 - RESTRICTED SECURITIES
Total Return Bond Fund owns certain investment securities which are restricted as to resale. Accordingly, these securities are valued at fair value in good faith by or under the direction of the Trust's Board of Trustees, taking into consideration such factors including recent private sales, market conditions and the issuer's financial performance. At December 31, 1998, Total Return Bond Fund owned the following securities which may not be sold without registration under the Securities Act of 1933:

TOTAL RETURN BOND FUND

                                ACQUISITION              UNIT      MARKET
           SECURITY                DATE         PAR      PRICE     VALUE     %TNA      COST
           --------             -----------   -------   -------   --------   -----   --------
Province of Tucuman
9.450%, 08/01/04..............  08/15/97      246,429   $100.00   $204,536   1.50%   $246,429
Comp De Desarollo Aeropu
  10.190%, 05/31/11...........  07/16/97      500,000    111.36    396,250   2.90%    556,800
                                                                  --------   -----   --------
                                                                  $600,786   4.40%   $803,229
                                                                  ========   =====   ========

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                      DECEMBER 31, 1998
--------------------------------------------------------------------------------

Certain officers and trustees of the Trust are affiliated persons of the Advisor.

                             TRAINER, WORTHAM FUNDS
                          845 Third Avenue, 6th Floor
                               New York, NY 10022

OFFICERS                                       AUDITORS
David P. Como                                  Briggs, Bunting & Dougherty, LLP
President                                      Two Logan Square, Suite 2121
                                               Philadelphia, PA 19103
H. Williamson Ghriskey, Jr.
Vice President/Treasurer                       CUSTODIAN
                                               UMB Bank KC, NA
John D. Knox                                   P.O. Box 412797
Vice President                                 Kansas City, MO 64141
Debra L. Clark
Secretary                                      FUND ADMINISTRATION
                                               First Data Investor Services Group, Inc.
INVESTMENT ADVISOR                             3200 Horizon Drive
Trainer, Wortham & Co., Inc.                   King of Prussia, PA 19406
845 Third Avenue, 6th Floor
New York, NY 10022

Effective 1/1/99 the Funds will be distributed by First Data Distributors, Inc., 4400 Computer Drive, Westborough, MA 01581 - DFU 2/99.

This report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective Prospectus which includes details regarding the Trust's objectives, policies, expenses and other information.

TRUSTEES:

Robert H. Breslin, Jr.
David P. Como
Raymond Eisenberg
David Elias
Robert S. Lazar
Martin S. Levine
Timothy J. O'Hara
James F. Twaddell

For more complete information including
charges and expenses, you may request
a prospectus by calling:

                                  800.257.4414

[TRAINER, WORTHAM FUNDS LOGO]

      845 Third Avenue/6th Floor, New York, New York 10022
      800.257.4414 - Fax: 415.288.1401

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1998

                         [TRAINER, WORTHAM FUNDS LOGO]
                               FIRST MUTUAL FUND
                             TOTAL RETURN BOND FUND

                                  800.257.4414